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                                                                   EXHIBIT 10.18

                            CBS TELEVISION NETWORK
                            ----------------------
                            A Division of CBS Inc.
                            ----------------------

                             AFFILIATION AGREEMENT

                                ---------------

CBS TELEVISION NETWORK, A Division of CBS Inc., 51 West 52 Street, New York, New York 10019 ("CBS"), and YOUNG BROADCASTING OF SIOUX FALLS, INC., 501 South Phillips Avenue, Sioux Falls, South Dakota 57102 ("Broadcaster"), licensed to operate television station KELO-TV at Sioux Falls, South Dakota on channel number 11 ("Affiliated Station"), hereby mutually covenant and agree, as of the 3rd day of April, 1996, as follows:

1.  Offer, Acceptance and Delivery of Network Programs.

Broadcaster shall have a "first call" on CBS network television programs ("Network Programs") as follows

   (a)  Offer of Network Programs.

   CBS shall offer to Broadcaster for broadcasting by Affiliated Station those Network Programs which are to be broadcast on a network basis by any television broadcast station licensed to operate in Affiliated Station's community of license.

   (b)  Acceptance of Network Programs.

   As to any offer described in Paragraph l(a) of this Agreement, Broadcaster may accept such offer only by notifying CBS, by means of CBS's computer-based communications system, of such acceptance within 72 hours (exclusive of Saturdays, Sundays and holidays), or such longer period as CBS may specify therein, after such offer; provided, however, that, if the first broadcast referred to in such offer is scheduled to occur less than 72 hours after the making of the offer, Broadcaster shall notify CBS of the acceptance or rejection of such offer as promptly as possible and in any event prior to the first broadcast time specified in such offer. Such acceptance shall constitute Broadcaster's agreement that Affiliated Station will broadcast such Network Program or Programs in accordance with the terms of this Agreement and of such offer, and so long as Affiliated Station so broadcasts such Network Program or Programs, CBS will not, subject to its rights in the program material, authorize the broadcast thereof on a network basis by any other television broadcast station licensed to operate in Affiliated Station's community of license; provided, however, that CBS shall have the right to authorize any television broadcast station, wherever licensed to operate, to broadcast any Network Program consisting of an address by the President of the United States of America on a subject of public importance or consisting of coverage of a matter of immediate national concern. If, as to any Network Program offered hereunder, Broadcaster does not notify CBS as provided for in this Paragraph l(b), Broadcaster shall have no rights with respect to such Network Program, and CBS may offer such Network Program on the same or different terms to any other television broadcast station or stations licensed to operate in Affiliated

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Station's community of license; provided, however, that, if any Network Program offered hereunder is accepted, by Affiliated Station, upon any other terms or conditions to which CBS agrees in writing, then the provisions of this Agreement shall apply tO the broadcast of such Network Program except to the extent such provisions are expressly varied by the terms and conditions of such acceptance as so agreed to by CBS.

   (c)  Delivery of Network Programs.

   Any obligation of CBS to furnish Network Programs for broadcasting by Affiliated Station is subject to CBS's making of arrangements satisfactory to it for the delivery of Network Programs to Affiliated Station.

2. Payment to Broadcasters.
   (a)  Definitions.
        (i) "Live Time Period" means the time period or periods specified by CBS in its initial offer of a Network Program to Broadcaster for the broadcast of such Network Program over Affiliated Station; (ii) "Affiliated Station's Network Rate" shall be $1,836* and is used herein solely for purposes of computing payments by CBS to Broadcaster; (iii) "Commercial Availability" means a period of time made available by CBS during a Network Commercial Program for one or more Network Commercial Announcements or local cooperative commercial announcements; and (iv) "Network Commercial Announcements" means a commercial announcement broadcast over Affiliated Station during a Commercial Availability and paid for by or on behalf of one or more CBS advertisers, but does not include announcements consisting of billboards, credits, public service announcements, promotional announcements and announcements reauired by law.

   (b)  Payment for Broadcast of Programs.

   For each Network Commercial Program or portion thereof, except those specified in Paragraph 2(c) hereof, which iS broadcast over Affiliated Station during the Live Time Period therefor and the Live Time Period for which is set forth in the table below, CBS shall pay Broadcaster the amount resulting from multiplying the following:

        (i)  Affiliated Station's Network Rate; by
       (ii) the percentage set forth below opposite such time period (which, unless otherwise specified, is expressed in Affiliated Station's then-current local time); by
      (iii) the fraction of an hour substantially occupied by such program or portion thereof; by
       (iv) the fraction of the aggregate length of all Commercial Availabilities during such program or portion thereof occupied by Network Commercial Announcements.

      *Effective October 2, 1996 Affiliated Station's Network Rate will be increased to $2,610.

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                                     Table
                                     -----

        Monday through Friday
                 6:00 a.m. -  9:00 a.m..................... 11.2%
                 9:00 a.m. - 11:00 a.m.....................   15%
                11:00 a.m. -  3:00 p.m.....................    6%
                 3:00 p.m. -  5:00 p.m.....................   12%
                 5:00 p.m. -  7:00 p.m.....................   15%
                 7:00 p.m. - 10:00 p.m.....................   28%
                10:00 p.m. - 11:00 p.m.....................   15%

        Saturday
                 7:00 a.m. -  8:00 a.m.....................    7%
                 8:00 a.m. -  5:00 p.m.....................   12%
                 5:00 p.m. -  7:00 p.m.....................   15%
                 7:00 p.m. - 10:00 p.m.....................   28%
                10:00 p.m. - 11:00 p.m.....................   15%
        Sunday
                10:30 a.m. -  5:00 p.m.....................   12%
                 5:00 p.m. -  6:00 p.m.....................   15%
                 6:00 p.m. - 10:00 p.m.....................   28%
                10:00 p.m. - 11:00 p.m.....................   15%

For each Network Program or portion thereof, except those specified in Paragraph 2(c) hereof, which is broadcast by Affiliated Station during a time period other than the Live Time Period therefor and the Live Time Period for which is set forth in the table above, CBS shall pay Broadcaster as if Affiliated Station had broadcast such program or portion thereof during such Live Time Period, except that:

        (i) if the percentage set forth above opposite the time period during which Affiliated Station broadcast such program or portion thereof is less than that set forth opposite such Live Time Period, then CBS shall pay Broadcaster on the basis of the time period during which Affiliated Station broadcast such program or portion thereof; and

       (ii) if the time period or any portion thereof during which Affiliated Station broadcast such program is not set forth in the table above, then CBS shall pay Broadcaster in accordance with Paragraph 2(c) hereof.

   (c)  Payment for Broadcast of Other Programs.

   For the following programs, the percentages listed below (rather than those daypart percentages set forth in the table in Paragraph 2(b) hereinabove) shall be used in computing payment to Affiliated Station:

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   Monday-Friday Daytime Game shows............................... 15%

   Monday-Friday Continuing Dramas................................  6%

   Monday-Friday Late Night Daypart............ 40.0% per telecast for live clearance or 5.0%
                                                per telecast for delayed
                                                clearance

   Monday-Friday CBS EVENING NEWS.................................  5%

   CBS Sports programs............................................  0%

   CBS SUNDAY MORNING and FACE THE NATION.........................  8%

   Notwithstanding the payment obligations set forth in Paragraph 2(b) above, CBS shall pay Broadcaster such amounts as specified in CBS's program offer for Network Programs broadcast by Affiliated Station consisting of (i) special event programs (including, but not limited to, such programs as awards programs, mini-series, movie specials, entertainment specials, special-time-period broadcasts of regularly-scheduled series, and news specials such as political conventions, election coverage, presidential inaugurations and related events), (ii) paid political programming, and (iii) programs for which CBS specified a Live Time Period, or which Affiliated Station broadcast during a time period, any portion of which is not set forth in the table above.

   (d)  Deduction.

   From the amounts otherwise payable to Broadcaster hereunder, there shall be deducted, for each week of the term of this Agreement, a sum equal to 168% of Affiliated Station's Network Rate.

   (e)  Changes in Rate.

   CBS may reduce Affiliated Station's Network Rate in connection with a re-evaluation and reduction of the Affiliated Station Network Rate of CBS's affiliated stations in general, by giving Affiliated Station at least thirty-days' prior notice of such reduction in Affiliated Station's Network Rate in which event Broadcaster may terminate this Agreement, effective as of the effective date of any such reduction, on not less than fifteen-days' prior notice to CBS. In order to reflect differences in the importance of compensation payments to stations in markets of varying size, the size of any general reduction of the Network Rate of CBS's affiliated stations pursuant to this Paragraph 2(e) may vary to a reasonable degree according to each station's market-size category (i.e., 1-50, 51-100, 101-150 or 151+). Further, CBS agrees that in the event of such an across-the-board rate reduction, Affiliated Station's Network Rate shall be reduced accordingly until thirty days after the effective date of the reduction, at which time, unless an additional corresponding benefit of equal value has accrued to the station, the Network Rate shall be restored to the previous level and a retroactive adjustment shall be made to make up the compensation difference

   (f)  Time of Payment.

   CBS shall make the payments hereunder reasonably promptly after the end of each four-week or five-week accounting period of CBS for Network Commercial Programs broadcast during such accounting period.

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   (g)  Reports.

   Broadcaster shall submit to CBS in the manner requested by CBS such reports as CBS may reasonably request concerning the broadcasting of Network Programs by Affiliated Station.

3. Term and Termination.

   (a)  Term.

   The term of this Agreement shall be the period commencing on THE DATE AFFILIATED STATION'S LICENSE IS TRANSFERRED TO BROADCASTER and expiring on OCTOBER 2, 2006; provided, however, that, unless Broadcaster or CBS shall notify the other at least six months prior to the expiration of the original period or any subsequent five-year period that the party giving such notice does not wish to have the term extended beyond such period, the term of this Agreement shall be automatically extended upon the expiration of the original period and each subsequent extension thereof for an additional period of five years. Notwithstanding any provision of any offer or acceptance under Paragraph 1 hereof, upon the expiration or any termination of the term of this Agreement, Broadcaster shall have no right whatsoever to broadcast over Affiliated Station any Network Program.

   (b) Termination on Transfer of License or Interest in Broadcaster.

   Broadcaster shall notify CBS forthwith if any application is made to the Federal Communications Commission relating to a transfer either of any interest in Broadcaster or of Broadcaster's license for Affiliated Station. In the event that the proposed transferee is (i) an entity which owns, controls or has a five
(5) percent or greater equity interest in the ABC Television Network, the Fox Television Network, the NBC Television Network, or any successor of those networks ("the Competing Networks") or (ii) is an entity in which any owner, parent, subsidiary or affiliated entity of a Competing Network has a five (5) percent or greater equity interest, then CBS shall have the right to terminate this Agreement effective as of the effective date of any such transfer by giving Broadcaster notice thereof, within thirty (30) days after the date on which Broadcaster gives CBS notice of the making of such application. If the preceding sentence does not apply (in which case CBS shall have no termination right), or if CBS does not terminate the Agreement in accordance with the foregoing, Broadcaster shall, prior to the effective date of any such transfer of any interest in Broadcaster or of Broadcaster's license for Affiliated Station, and as a condition precedent to such transfer, procure and deliver to CBS, in the form attached as Exhibit A hereto, the agreement of the proposed transferee that, upon consummation of the transfer, the transferee will unconditionally assume and perform all obligations of Broadcaster under this Agreement. Upon delivery of said agreement to CBS, in form satisfactory to it, the provisions of this Agreement applicable to Broadcaster shall, effective upon the date of such transfer, be applicable to such transferee.

   Broadcaster's obligations to procure the assumption of this Agreement by any transferee of Affiliated Station as a condition precedent to such transfer shall be deemed to be of the essence of this Agreement; further, Broadcaster expressly recognizes that money damages will be inadequate to compensate CBS for the breach of such obligation, and that CBS shall accordingly be entitled to equitable relief to enforce the same.

   (c) Termination on Change of Transmitter Location, Power, Frequency or Hours of Operation of Affiliated Station.

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   Broadcaster shall notify CBS forthwith if application is made to the Federal
Communications Commission to modify the transmitter location, power or frequency of Affiliated Station or Broadcaster plans to modify the hours of operation of Affiliated Station. CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, effective upon the effective date of such modification, by giving Broadcaster notice thereof within thirty (30) days after the date on which Broadcaster gives CBS notice of the application or plan for such modification. If Broadcaster fails to notify CBS as required herein, then CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, by giving Broadcaster thirty (30) days' notice thereof within thirty (30) days of the date on which CBS first learns of such application.

   (d) Termination in the Event of Bankruptcy.

   Upon one (1) month's notice, CBS may terminate this Agreement if a petition in bankruptcy is filed by or on behalf of Broadcaster, or Broadcaster otherwise takes advantage of any insolvency law, or an involuntary petition in bankruptcy is filed against Broadcaster and not dismissed within thirty (30) days thereafter, or if a receiver or trustee of any of Broadcaster's property is appointed at any time and such appointment is not vacated within thirty (30) days thereafter (it being understood that Broadcaster will have a similar right of termination upon the occurrence of any such event with respect to CBS).

   (e)  Termination in the Event of Breach.

   Each party, effective upon notice to the other, may, in addition to its other rights, terminate this Agreement if any material representation, warranty or agreement of the other party contained in this Agreement has been breached.

4. Use of Network Programs.
   (a)  General.

   Broadcaster shall not broadcast any Network Program over Affiliated Station unless such Network Program has first been offered by CBS to Broadcaster for broadcasting over Affiliated Station and has been accepted by Broadcaster in accordance with this Agreement. Except with the prior written consent of CBS, Broadcaster shall neither sell any Network Program, in whole or in part, or any time therein, for sponsorship, nor otherwise use Network Programs except as specifically authorized in this Agreement. Affiliated Station shall not broadcast any commercial announcement or announcements during any interval, within a Network Program, which is designated by CBS to Affiliated Station as being for the sole purpose of making a station identification announcement. Broadcaster shall, with respect to each Network Program broadcast over Affiliated Station, broadcast such Network Program in its entirety (including but not limited to commercial announcements, billboards, credits, public service announcements, promotional announcements and network identification), without interruption, alteration, compression, deletion or addition of any kind, from the beginning of the Network Program to the final system cue at the conclusion of the Network Program. Nothing herein shall be construed as preventing Broadcaster's deletion of (i) part of a Network Program in order to broadcast an emergency

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announcement or news bulletin; (ii) a promotional announcement for a Network
Program not to be broadcast over Affiliated Station (provided that Affiliated Station shall broadcast an alternative promotional announcement for CBS network programming in place of the deleted promotional announcement); (iii) such words, phrases or scenes as Broadcaster, in the reasonable exercise of its judgment, determines it would not be in the public interest to broadcast over Affiliated Station; provided, however, that Broadcaster shall not substitute for any material deleted pursuant to this clause (iii) any commercial or promotional announcement of any kind whatsoever; and provided further that Broadcaster shall notify CBS of every such deletion within 72 hours thereof. Broadcaster shall not, without CBS's prior written consent, authorize or permit any Network Program, recording, or other material furnished by CBS to Broadcaster or Affiliated Station hereunder to be recorded, duplicated, rebroadcast, retransmitted or otherwise used for any purpose whatsoever other than broadcasting by Affiliated Station as provided herein; except that Broadcaster may assert a right to carriage of Affiliated Station's signal by a cable system pursuant to the provisions of Section 4 of the Cable Consumer Protection and Competition Act of 1992 ("the 1992 Cable Act") and may, to the extent permitted by paragraph 4(b) hereof, grant consent to the retransmission of such signal by a cable system or other multichannel video programming distributor, as defined by said Act, pursuant to the provisions of Section 6 thereof.

   (b)  Retransmission Consent.

   Broadcaster may grant consent to the retransmission of Affiliated Station's signal by a cable system or other multichannel video programming distributor pursuant to the provisions of Section 6 of the 1992 Cable Act (hereafter "retransmission consent"), provided that one of the following conditions applies at the time retransmission consent is granted:

        (i) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted serves television homes within Affiliated Station's television market;

        (ii) the majority of television homes served by the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted are within a county or community in which Affiliated Station's signal is, and has been since October 5,1992, "significantly viewed" as defined in Section 76.54 of the FCC's rules; or

        (iii) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted carried such signal on October 5, 1992, and does not receive such signal by satellite delivery.

   Notwithstanding anything to the contrary in the foregoing, in no case shall retransmission consent be granted to a television receive-only satellite service, or a direct broadcast satellite service, if Affiliated Station's signal is to be retransmitted by such service to television homes outside of Affiliated Station's television market other than "unserved household(s)," as that term is defined in Section 119(d) of Title 17,

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United States Code, as in effect on October 5,1992. For purposes of this paragraph, a station's "television market" shall be defined in the same manner as set forth in Sections 76.55(e) and 76.59 of the FCC's rules.

   (c)  Taped Recordings of Network Programs.

   When authorized to make a taped delayed broadcast of a Network Program, Broadcaster shall use Broadcaster-owned tape to record the Network Program when transmitted by CBS only for a single broadcast by Affiliated Station and shall erase the Program recorded on the tape within 24 hours of broadcasting the Network Program and observe any limitations which CBS may place on the exploitation of the Network Program so recorded and erased.

5. Rejection, Refusal, Substitution and Cancellation of Network Programs.

   (a)  Rights of Broadcaster and CBS.

   With respect to Network Programs offered to or already accepted hereunder by Broadcaster, nothing in this Agreement shall be construed to prevent or hinder:

        (i) Broadcaster from rejecting or refusing any such Network Program which Broadcaster reasonably believes to be unsatisfactory or unsuitable or contrary to the public interest, or from substituting a program which, in Broadcaster's opinion, is of greater local or national importance; or

        (ii) CBS from substituting one or more other Network Programs, in which event CBS shall offer such substituted program or programs to Broadcaster pursuant to the provisions of Paragraph 1 hereof; or

        (iii) CBS from canceling one or more Network Programs.

   (b)  Notice.

   In the event of any such rejection, refusal, substitution or cancellation by either party hereto, such party shall notify the other thereof as soon as practicable by telex or by such computer-based communications system as CBS may develop for notifications of this kind. Notice given to CBS shall be addressed to CBS Affiliate Relations.

6. Disclosure of Information.

CBS shall endeavor in good faith, before furnishing any Network Program, to disclose to Broadcaster information of which CBS has knowledge concerning the inclusion of any matter in such Network Program for which any money, service or other valuable consideration is directly or indirectly paid or promised to, or charged or accepted by, CBS or any employee of CBS or any other person with whom CBS deals in connection with the production or preparation of such Network Program. As used in this Paragraph 6, the term "service or other valuable consideration" shall not include any service or property furnished without charge or at a nominal charge for use in, or in connection with, any Network Program

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"unless it is so furnished in consideration for an identification in a broadcast of any person, product, service, trademark, or brand name beyond an identification which is reasonably related to the use of such service or property on the broadcast," as such words are used in Section 317 of the Communications Act of 1934 as amended. The provisions of this Paragraph 6 requiring the disclosure of information shall not apply in any case where, because of a waiver granted by the Federal Communications Commission, an announcement is not required to be made under said Section 317. The inclusion in any such Network Program of an announcement required by said Section 317 shall constitute the disclosure to Broadcaster required by this Paragraph 6.

7. Indemnification.

CBS will indemnify Broadcaster from and against any and all claims, damages, liabilities, costs and expenses arising out of the broadcasting, pursuant to this Agreement, of Network Programs furnished by CBS to the extent that such claims, damages, liabilities, costs and expenses are (i) based upon alleged libel, slander, defamation, invasion of the right of privacy, or violation or infringement of copyright or literary or dramatic rights; (ii) based upon the broadcasting of Network Programs as furnished by CBS, without any deletions by Broadcaster; and (iii) not based upon any material added by Broadcaster to such Network Programs (as to which deletions and added material Broadcaster shall, to the like extent, indemnify CBS, all network advertisers, if any, on such Network Program, and the advertising agencies of such advertisers). Furthermore, each party will so indemnify the other only if such other party gives the indemnifying party prompt notice of any claim or litigation to which its indemnity applies; it being agreed that the indemnifying party shall have the right to assume the defense of any or all claims or litigation to which its indemnity applies and that the indemnified party will cooperate fully with the indemnifying party in such defense and in the settlement of such claim or litigation. Except as herein provided to the contrary, neither Broadcaster nor CBS shall have any rights against the other party hereto for claims by third persons or for the non-operation of facilities or the non-furnishing of Network Programs for broadcasting if such non-operation or non-furnishing is due to failure of equipment, action or claims by any third person, labor dispute or any cause beyond such party's reasonable control.

8. News Reports Included in Affiliated Station's Local News Broadcasts.

   As provided in the agreements pertaining to CBS Newsnet and CBS regional news cooperatives (but as a separate obligation of this Affiliation Agreement as well), Broadcaster shall make available, on request by CBS News, coverage produced by Affiliated Station of news stories and breaking news events of national and/or regional interest, to CBS News and to regional news cooperatives operated by CBS News. Affiliated Station shall be compensated at CBS News' then-prevailing rates for material broadcast by CBS News or included in the national Newsnet service.

9. Non-Duplication of Network Programs.

   (a) For purposes of this paragraph, a television station's "Network Exclusivity Zone" shall mean the zone within thirty-five (35) miles of the station's reference points, or, in the case of a "small market television station," as defined in Section 76.92 of the FCC rules, the zone within 55 miles of said reference

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points; provided, however, that in no case shall the "Network Exclusivity Zone"
include an area within the Designated Market Area ("DMA"), as most recently determined by the A. C. Nielsen Company, of another CBS Television Network Affiliate. A station's "reference points" for purposes of this paragraph shall be as defined in Section 73.658(m) of the FCC rules, and shall be deemed to include, with respect to a station in a hyphenated market, the reference points of each named community in that market.

   (b) Broadcaster shall be entitled to exercise, within Affiliated Station's Network Exclusivity Zone, the protection against duplication of network programming, as provided by Sections 76.92 through 76.97 of the FCC rules, with respect to a Network Program during the period beginning one (1) day before and ending seven (7) days after the delivery of such Network Program by CBS to Broadcaster; provided, however, that such right shall apply only to Network Programs broadcast in the live time period as offered or on no more than a one day delay as accepted by CBS; and provided further that nothing herein shall be deemed to preclude CBS from granting to any other broadcast television station licensed to any other community similar network non-duplication rights within that station's Network Exclusivity Zone, and Broadcaster's aforesaid right of network non-duplication shall not apply with respect to the transmission of the programs of another CBS affiliate (current or future) by a "community unit," as that term is defined by the rules of the FCC, located (wholly or partially) within the area in which Broadcaster's Network Exclusivity Zone overlaps the Network Exclusivity Zone of that other CBS affiliate.

   (c) In the event that Broadcaster's license for Affiliated Station or any interest in Broadcaster is transferred (other than pursuant to Section 73.3540(f) of the Federal Communications Commission's Rules and Regulations), the network non-duplication rights under this paragraph shall be subject to cancellation by CBS on six (6) months written notice. Any such cancellation by CBS shall not affect any of the other rights and obligations of the parties under this Agreement.

10. Assignment, Conveyance and Conditions for Use of Descramblers.

   (a) For value received, CBS hereby conveys, transfers, and assigns to Broadcaster, all of its rights, title and interest in and to the tangible personal property consisting of two (2) Videocipher 1B Descramblers (the "Descramblers") subject to the following conditions:

        (i) Broadcaster may not assign its rights in the Descramblers to any party without CBS's written approval.
        (ii) At the termination or expiration of this Agreement, Broadcaster's rights in the Descramblers shall cease and Broadcaster shall take appropriate steps to assign the Descramblers to CBS.

   (b) Broadcaster shall use the Descramblers solely in connection with the broadcast rights granted and specified in the Agreement.

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  (c)  CBS makes no warranties whatsoever, either express or implied, in respect of the equipment including, but not limited to, any warranties of merchantability or fitness for a particular purpose.

  (d) Broadcaster shall be solely responsible for any and all installation and other related costs or charges in connection with the use and installation of the Descramblers. Broadcaster shall at all times use and maintain the Descramblers as instructed by CBS and the manufacturer and shall use its best efforts to assure that the Descramblers are kept in good condition and that no tampering with the Descramblers or other breach of security, as defined in subparagraph (g) below, occurs. Broadcaster shall promptly notify the CBS Satellite Management Center by telephone of any defect or failure in the operation of the Descramblers and shall follow such procedures as are established by CBS for the replacement or repair of the Descramblers. CBS shall be responsible for the cost of correcting any defect or of rectifying any failure of the Descramblers to operate during the Term of the Agreement, provided that Broadcaster shall be responsible for any costs associated with its failure to follow the prescribed procedures.

  (e) In addition to its rights under paragraph 7 of the Agreement, CBS will not be liable for any damages resulting from the operation of the Descramblers or from the failure of the Descramblers to function properly or, any loss, cost or damage to Broadcaster or others arising from defects or non-performance of the Descramblers.

  (f) If Broadcaster makes any use of the Descramblers in violation of the terms and conditions of this Agreement, said use shall be a material breach of this Agreement.

  (g) Should Broadcaster's willful acts or negligence result in any breach in the security of the two Descramblers covered by this Agreement, such breach of security shall be a material breach of this Agreement. Breach of security shall include but not be limited to any theft of all or part of the Descramblers, any unauthorized reproduction of all or part of the Descramblers, any unauthorized reproduction of the code involved in descrambling the network feed from CBS to Broadcaster, or any related misappropriation of the physical property or intellectual property contained in the Descramblers.

11. General.

  (a) As of the beginning of the term hereof, this Agreement takes the place of, and is substituted for, any and all television affiliation agreements heretofore existing between Broadcaster and CBS concerning Affiliated Station, subject only to the fulfillment of any obligations thereunder relating to events occurring prior to the beginning of the term hereof. This Agreement cannot be changed or terminated orally and no waiver by either Broadcaster or CBS of any breach of any provision hereof shall be or be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision of this Agreement.

  (b) The obligations of Broadcaster and CBS under this Agreement are subject to all applicable federal, state and local law, rules and regulations (including but not limited to the Communications Act of 1934 as amended and the Rules and Regulations of the Federal Communications Commission) and this

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Agreement and all matters or issues collateral thereto shall be governed by the law of the State of New York applicable to contracts performed entirely therein.

  (c) Neither Broadcaster nor CBS shall be or be deemed to be or hold itself out as the agent of the other under this Agreement.

  (d) Unless specified otherwise, all notices given hereunder shall be given in writing, by personal delivery, mail, telegram, telex system or private wire at the respective addresses of Broadcaster and CBS set forth above, unless either party at any time or times designates another address for itself by notifying the other party thereof by certified mail, in which case all notices to such party shall thereafter be given at its most recently so designated address. Notice given by mail shall be deemed given on the date of mailing thereof with postage prepaid. Notice given by telegram shall be deemed given on delivery of such telegram to a telegraph office with charges therefor prepaid or to be billed to the sender thereof. Notice given by private wire shall be deemed given on the sending thereof.

  (e) The titles of the paragraphs in this Agreement are for convenience only and shall not in any way affect the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

YOUNG BROADCASTING OF SIOUX FALLS, INC.   CBS TELEVISION NETWORK
                                          A Division of CBS Inc.


By____________________________________    By___________________________________

                                   EXHIBIT A

                            CBS TELEVISION NETWORK
                          SAMPLE ASSUMPTION AGREEMENT
                          ---------------------------

                                                             DATE

NEW LICENSEE
CITY, STATE

Gentlemen:

You have advised us that effective as of DATE, you will become the owner and licensee of television station CALL LETTERS at CITY, STATE.

Your signature in the space below will constitute your agreement that effective DATE, you have unconditionally assumed and will fully and faithfully perform all the duties and obligations imposed upon Station as set forth in that certain Television Affiliation Agreement, as amended, between OLD LICENSEE and CBS Affiliate Relations, A Division of CBS Inc., dated Date, relating to the affiliation of television station CALL LETTERS at CITY, STATE, with the CBS Television Network.

Except as herein modified, all terms and conditions of both said Television Affiliation Agreement and Letter Agreement are hereby ratified and confirmed.


ACCEPTED AND AGREED:               Very truly yours,

NEW LICENSEE                       CBS AFFILIATE RELATIONS
                                   A Division of CBS Inc.


By____________________________     By______________________________

                            CBS TELEVISION NETWORK
                            A Division of CBS Inc.

                                ---------------

                             AFFILIATION AGREEMENT

                                ---------------

CBS TELEVISION NETWORK, A Division of CBS Inc., 51 West 52 Street, New York, New York 10019 ("CBS"), and YOUNG BROADCASTING OF SIOUX FALLS, INC., 501 South Phillips Avenue, Sioux Falls, South Dakota 57102 ("Broadcaster"), licensed to operate television station KPLO-TV at Reliance, South Dakota on channel number 6 ("Affiliated Station"), hereby mutually covenant and agree, as of the 3rd day of April, 1996, as follows:

1. Offer, Acceptance and Delivery of Network Programs.

Broadcaster shall have a "first call" on CBS network television programs ("Network Programs") as follows:

   (a)  Offer of Network Programs.

   CBS shall offer to Broadcaster for broadcasting by Affiliated Station those Network Programs which are to be broadcast on a network basis by any television broadcast station licensed to operate in Affiliated Station's community of license.

   (b)  Acceptance of Network Programs.

   An offer (and similarly an acceptance) of a Network Program pursuant to the Television Affiliation Agreement between CBS and YOUNG BROADCASTING OF SIOUX FALLS, INC. relating to television station KELO-TV in Sioux Falls, South Dakota (herein "Originating Station") shall, during the term of the Agreement, also be deemed to be an offer (or acceptance, as the case may be) under the Agreement, unless the contrary is specified. Such acceptance shall constitute Broadcaster's agreement that Affiliated Station will broadcast such Network Program or Programs in accordance with the terms of this Agreement and of such offer, and so long as Affiliated Station so broadcasts such Network Program or Programs, CBS will not, subject to its rights in the program material, authorize the broadcast thereof on a network basis by any other television broadcast station licensed to operate in Affiliated Station's community of license; provided, however, that CBS shall have the right to authorize any television broadcast station, wherever licensed to operate, to broadcast any Network Program consisting of an address by the President of the United States of America on a subject of public importance or consisting of coverage of a matter of immediate national concern. If, as to any Network Program offered hereunder, Broadcaster does not notify CBS as provided for in this Paragraph l(b), Broadcaster shall have no rights with respect to such Network Program, and CBS may offer such Network Program on the same or different terms to any other television broadcast station or stations licensed to operate in Affiliated Station's community of license; provided, however, that, if any Network Program offered hereunder is accepted, by Affiliated Station, upon any other terms or conditions to which CBS agrees in writing, then the provisions of this Agreement shall apply to the broadcast of such Network Program except to the extent such provisions are expressly varied by the terms and conditions of such acceptance as so agreed to by CBS.

   (c)  Delivery of Network Programs.

   Broadcaster shall arrange and pay for the installation and maintenance of interconnection facilities as may be necessary to enable Affiliated Station to simultaneously broadcast, pursuant to the Agreement, Network Programs broadcast by the Originating Station.

2. Payment to Broadcasters.

   Broadcaster shall submit to CBS in the manner requested by CBS such reports as CBS may reasonably request concerning the broadcasting of Network Programs by Affiliated Station.

3. Term and Termination.

   (a)  Term.

   The term of this Agreement shall be the period commencing on THE DATE AFFILIATED STATION'S LICENSE IS TRANSFERRED TO BROADCASTER and expiring on OCTOBER 2, 2006; provided, however, that, unless Broadcaster or CBS shall notify the other at least six months prior to the expiration of the original period or any subsequent five-year period that the party giving such notice does not wish to have the term extended beyond such period, the term of this Agreement shall be automatically extended upon the expiration of the original period and each subsequent extension thereof for an additional period of five years. The term of the Agreement shall automatically terminate effective simultaneously with any expiration or termination of the term of the said Television Affiliation Agreement relating to Originating Station as specified in Paragraph l(b). Notwithstanding any provision of any offer or acceptance under Paragraph 1 hereof, upon the expiration or any termination of the term of this Agreement, Broadcaster shall have no right whatsoever to broadcast over Affiliated Station any Network Program.

   (b)  Termination on Transfer of License or Interest in Broadcaster.

   Broadcaster shall notify CBS forthwith if any application is made to the Federal Communications Commission relating to a transfer either of any interest in Broadcaster or of Broadcaster's license for Affiliated Station. In the event that the proposed transferee is (i) an entity which owns, controls or has a five
(5) percent or greater equity interest in the ABC Television Network, the Fox Television Network, the NBC Television Network, or any successor of those networks ("the Competing Networks") or (ii) is an entity in which any owner, parent, subsidiary or affiliated entity of a Competing Network has a five (5) percent or greater equity interest, then CBS shall have the right to terminate this Agreement effective as of the effective date of any such transfer by giving Broadcaster notice thereof, within thirty (30) days after the date on which Broadcaster gives CBS notice of the making of such application. If the preceding sentence does not apply (in which case CBS shall have no termination right), or if CBS does not terminate the Agreement in accordance with the foregoing, Broadcaster shall, prior to the effective date of any such transfer of any interest in Broadcaster or of Broadcaster's license for Affiliated Station, and as a condition precedent to such transfer, procure and deliver to CBS, in the form attached as Exhibit A hereto, the agreement of the proposed transferee that, upon consummation of the transfer, the transferee will unconditionally assume and perform all obligations of Broadcaster under this Agreement. Upon delivery of said agreement to CBS, in form satisfactory to it, the provisions of this Agreement applicable to Broadcaster shall, effective upon the date of such transfer, be applicable to such transferee.

  Broadcaster's obligations to procure the assumption of this Agreement by any transferee of Affiliated Station as a condition precedent to such transfer shall be deemed to be of the essence of this Agreement; further, Broadcaster expressly recognizes that money damages will be inadequate to compensate CBS for the breach of such obligation, and that CBS shall accordingly be entitled to equitable relief to enforce the same.

  (c) Termination on Change of Transmitter Location, Power, Frequency or Hours of Operation of Affiliated Station.

Broadcaster shall notify CBS forthwith if application is made to the Federal Communications Commission to modify the transmitter location, power or frequency of Affiliated Station or Broadcaster plans to modify the hours of operation of Affiliated Station. CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, effective upon the effective date of such modification, by giving Broadcaster notice thereof within thirty (30) days after the date on which Broadcaster gives CBS notice of the application or plan for such modification. If Broadcaster fails to notify CBS as required herein, then CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, by giving Broadcaster thirty (30) days' notice thereof within thirty (30) days of the date on which CBS first learns of such application.

   (d)  Termination in the Event of Bankruptcy.

   Upon one (1) month's notice, CBS may terminate this Agreement if a petition in bankruptcy is filed by or on behalf of Broadcaster, or Broadcaster otherwise takes advantage of any insolvency law, or an involuntary petition in bankruptcy is filed against Broadcaster and not dismissed within thirty (30) days thereafter, or if a receiver or trustee of any of Broadcaster's property is appointed at any time and such appointment is not vacated within thirty (30) days thereafter (it being understood that Broadcaster will have a similar right of termination upon the occurrence of any such event with respect to CBS).

   (e)  Termination in the Event of Breach.

   Each party, effective upon notice to the other, may, in addition to its other rights, terminate this Agreement if any material representation, warranty or agreement of the other party contained in this Agreement has been breached.

4. Use of Network Programs.

   (a)  General.

   Broadcaster shall not broadcast any Network Program over Affiliated Station unless such Network Program has first been offered by CBS to Broadcaster for broadcasting over Affiliated Station and has been accepted by Broadcaster in accordance with this Agreement. Except with the prior written consent of CBS, Broadcaster shall neither sell any Network Program, in whole or in part, or any time therein, for sponsorship, nor otherwise use Network Programs except as specifically authorized in this Agreement. Affiliated Station shall not broadcast any commercial announcement or announcements during any interval, within a Network Program, which is designated by CBS to Affiliated Station as being for the sole purpose of making a station identification announcement. Broadcaster shall, with respect to each Network Program broadcast over Affiliated Station, broadcast such Network Program in its entirety (including but not limited to commercial announcements, billboards, credits, public service announcements, promotional announcements and network identification), without interruption, alteration, compression, deletion or addition of any kind, from the beginning of the Network Program to the final system cue at the conclusion of the Network Program. Nothing herein shall be construed as preventing Broadcaster's deletion of (i) part of a Network Program in order to broadcast an emergency announcement or news bulletin; (ii) a promotional announcement for a Network Program not to be broadcast over Affiliated Station (provided that Affiliated Station shall broadcast an alternative promotional announcement for CBS network programming in place of the deleted promotional announcement); (iii) such words, phrases or scenes as Broadcaster, in the reasonable exercise of its judgment, determines it would not be in the public interest to broadcast over Affiliated Station; provided, however, that Broadcaster shall not substitute for any material deleted pursuant to this clause (iii) any commercial or promotional announcement of any kind whatsoever; and provided further that Broadcaster shall notify CBS of every such deletion within 72 hours thereof. Broadcaster shall not, without CBS's prior written consent, authorize or permit any Network Program, recording, or other material furnished by CBS to Broadcaster or Affiliated Station hereunder to be recorded duplicated, rebroadcast, retransmitted or otherwise used for any purpose whatsoever other than broadcasting by Affiliated Station as provided herein; except that Broadcaster may assert a right to carriage of Affiliated Station's signal by a cable system pursuant to the provisions of Section 4 of the Cable Consumer Protection and Competition Act of 1992 ("the 1992 Cable Act") and may, to the extent permitted by paragraph 4(b) hereof, grant consent to the retransmission of such signal by a cable system or other multichannel video programming distributor, as defined by said Act, pursuant to the provisions of Section 6 thereof.

   (b)  Retransmission Consent.

   Broadcaster may grant consent to the retransmission of Affiliated Station's signal by a cable system or other multichannel video programming distributor pursuant to the provisions of Section 6 of the 1992 Cable Act (hereafter "retransmission consent"), provided that one of the following conditions applies at the time retransmission consent is granted:

     (i) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted serves television homes within Affiliated Station's television market;

    (ii) the majority of television homes served by the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted are within a county or community in which Affiliated Station's signal is, and has been since October 5, 1992, "significantly viewed" as defined in Section 76.54 of the FCC's rules; or

   (iii) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted carried such signal on October 5, 1992, and does not receive such signal by satellite delivery.

   Notwithstanding anything to the contrary in the foregoing, in no case shall retransmission consent be granted to a television receive-only satellite service, or a direct broadcast satellite service, if Affiliated Station's signal is to be retransmitted by such service to television homes outside of Affiliated Station's television market other than "unserved household(s)," as that term is defined in Section 119(d) of Title 17, United States Code, as in effect on October 5,1992. For purposes of this paragraph, a station's "television market" shall be defined in the same manner as set forth in Sections 76.55(e) and 76.59 of the FCC's rules.

   (c)  Taped Recordings of Network Programs.

   When authorized to make a taped delayed broadcast of a Network Program, Broadcaster shall use Broadcaster-owned tape to record the Network Program when transmitted by CBS only for a single broadcast by Affiliated Station and shall erase the Program recorded on the tape within 24 hours of broadcasting the Network Program and observe any limitations which CBS may place on the exploitation of the Network Program so recorded and erased.

5. Rejection, Refusal, Substitution and Cancellation of Network Programs.

   (a)  Rights of Broadcaster and CBS.

   With respect to Network Programs offered to or already accepted hereunder by Broadcaster, nothing in this Agreement shall be construed to prevent or hinder:

         (i) Broadcaster from rejecting or refusing any such Network Program which Broadcaster reasonably believes to be unsatisfactory or unsuitable or contrary to the public interest, or from substituting a program which, in Broadcaster's opinion, is of greater local or national importance; or

        (ii) CBS from substituting one or more other Network Programs, in which event CBS shall offer such substituted program or programs to Broadcaster pursuant to the provisions of Paragraph 1 hereof; or

       (iii)  CBS from cancelling one or more Network Programs.

   (b)  Notice.

   In the event of any such rejection, refusal, substitution or cancellation by either party hereto, such party shall notify the other thereof as soon as practicable by telex or by such computer-based communications system as CBS may develop for notifications of this kind. Notice given to CBS shall be addressed to CBS Affiliate Relations.

6. Disclosure of Information.

CBS shall endeavor in good faith, before furnishing any Network Program, to disclose to Broadcaster information of which CBS has knowledge concerning the inclusion of any matter in such Network Program for which any money, service or other valuable consideration is directly or indirectly paid or promised to or charged or accepted by, CBS or any employee of CBS or any other person with whom CBS deals in connection with the production or preparation of such Network Program. As used in this Paragraph 6, the term "service or other valuable consideration" shall not include any service or property furnished without charge or at a nominal charge for use in, or in connection with, any Network Program "unless it is so furnished in consideration for an identification in a broadcast of any person, product, service, trademark, or brand name beyond an identification which is reasonably related to the use of such service or property on the broadcast," as such words are used in Section 317 of the Communications Act of 1934 as amended. The provisions of this Paragraph 6 requiring the disclosure of information shall not apply in any case where, because of a waiver granted by the Federal Communications Commission, an announcement is not required to be made under said Section 317. The inclusion in any such Network Program of an announcement required by said Section 317 shall constitute the disclosure to Broadcaster required by this Paragraph 6.

7. Indemnification.

CBS will indemnify Broadcaster from and against any and all claims, damages, liabilities, costs and expenses arising out of the broadcasting, pursuant to this Agreement, of Network Programs furnished by CBS to the extent that such claims, damages, liabilities, costs and expenses are (i) based upon alleged libel, slander, defamation, invasion of the right of privacy, or violation or infringement of copyright or literary or dramatic rights; (ii) based upon the broadcasting of Network Programs as furnished by CBS, without any deletions by Broadcaster, and (iii) not based upon any material added by Broadcaster to such Network Programs (as to which deletions and added material Broadcaster shall, to the like extent, indemnify CBS, all network advertisers, if any, on such Network Program, and the advertising agencies of such advertisers).

Furthermore, each party will so indemnify the other only if such other party gives the indemnifying party prompt notice of any claim or litigation to which its indemnity applies; it being agreed that the indemnifying party shall have the right to assume the defense of any or all claims or litigation to which its indemnity applies and that the indemnified party will cooperate fully with the indemnifying party in such defense and in the settlement of such claim or litigation. Except as herein provided to the contrary, neither Broadcaster nor CBS shall have any rights against the other party hereto for claims by third persons or for the non-operation of facilities or the non-furnishing of Network Programs for broadcasting if such non-operation or non-furnishing is due to failure of equipment, action or claims by any third person, labor dispute or any cause beyond such party's reasonable control.

8. News Reports Included in Affiliated Station's Local News Broadcasts.

   As provided in the agreements pertaining to CBS Newsnet and CBS regional news cooperatives (but as a separate obligation of this Affiliation Agreement as well), Broadcaster shall make available, on request by CBS News, coverage produced by Affiliated Station of news stories and breaking news events of national and/or regional interest, to CBS News and to regional news cooperatives operated by CBS News. Affiliated Station shall be compensated at CBS News' then-prevailing rates for material broadcast by CBS News or included in the national Newsnet service.

9. Non-Duplication of Network Programs.

   (a) For purposes of this paragraph, a television station's "Network Exclusivity Zone" shall mean the zone within thirty-five (35) miles of the station's reference points, or, in the case of a "small market television station," as defined in Section 76.92 of the FCC rules, the zone within 55 miles of said reference points; provided, however, that in no case shall the "Network Exclusivity Zone" include an area within the Area of Dominant Influence (AD1), as determined by Arbitron and published in the then-current edition of its Television ADI Market Guide, of another CBS Television Network Affiliate. A station's "reference points" for purposes of this paragraph shall be as defined in Section 73.658(m) of the FCC rules, and shall be deemed to include, with respect to a station in a hyphenated market, the reference points of each named community in that market.

   (b) Broadcaster shall be entitled to exercise, within Affiliated Station's Network Exclusivity Zone, the protection against duplication of network programming, as provided by Sections 76.92 through 76.97 of the FCC rules, with respect to a Network Program during the period beginning one (1) day before and ending seven (7) days after the delivery of such Network Program by CBS to Broadcaster; provided, however, that such right shall apply only to Network Programs broadcast in the live time period as offered or on no more than a one day delay as accepted by CBS; and provided further that nothing herein shall be deemed to preclude CBS from granting to any other broadcast television station licensed to any other community similar network non-duplication rights within that station's Network Exclusivity Zone, and Broadcaster's aforesaid right of network non-duplication shall not apply with respect to the transmission of the programs of another CBS affiliate (current or future) by a "community unit," as that term is defined by the rules of the FCC, located (wholly or partially) within the area in which Broadcaster's Network Exclusivity Zone overlaps the Network Exclusivity Zone of that other CBS affiliate.

   (c) In the event that Broadcaster's license for Affiliated Station or any interest in Broadcaster is transferred (other than pursuant to Section 73.3540(f) of the Federal Communications Commission's Rules and Regulations), the network non-duplication rights under this paragraph shall be subject to cancellation by CBS on six (6) months written notice. Any such cancellation by CBS shall not affect any of the other rights and obligations of the parties under this Agreement.

10. Assignment, Conveyance and Conditions for Use of Descramblers.

    Not applicable.

11. General.

    (a) As of the beginning of the term hereof, this Agreement takes the place of, and is substituted for, any and all television affiliation agreements heretofore existing between Broadcaster and CBS concerning Affiliated Station, subject only to the fulfillment of any obligations thereunder relating to events occurring prior to the beginning of the term hereof. This Agreement cannot be changed or terminated orally and no waiver by either Broadcaster or CBS of any breach of any provision hereof shall be or be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision of this Agreement.

   (b) The obligations of Broadcaster and CBS under this Agreement are subject to all applicable federal, state and local law, rules and regulations (including but not limited to the Communications Act of 1934 as amended and the Rules and Regulations of the Federal Communications Commission) and this Agreement and all matters or issues collateral thereto shall be governed by the law of the State of New York applicable to contracts performed entirely therein.

   (c) Neither Broadcaster nor CBS shall be or be deemed to be or hold itself out as the agent of the other under this Agreement.

   (d) Unless specified otherwise, all notices given hereunder shall be given in writing, by personal delivery, mail, telegram, telex system or private wire at the respective addresses of Broadcaster and CBS set forth above, unless either party at any time or times designates another address for itself by notifying the other party thereof by certified mail, in which case all notices to such party shall thereafter be given at its most recently so designated address. Notice given by mail shall be deemed given on the date of mailing thereof with postage prepaid. Notice given by telegram shall be deemed given on delivery of such telegram to a telegraph office with charges therefor prepaid or to be billed to the sender thereof. Notice given by private wire shall be deemed given on the sending thereof.

   (e) The titles of the paragraphs in this agreement are for convenience only and shall not in any way affect the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


YOUNG BROADCASTING OF SIOUX FALLS, INC.   CBS TELEVISION NETWORK
                                          A Division of CBS Inc.


By__________________________________      By_________________________________

                                   EXHIBIT A

                            CBS TELEVISION NETWORK
                          SAMPLE ASSUMPTION AGREEMENT
                          ---------------------------

                                                            DATE

NEW LICENSEE
CITY, STATE

Gentlemen:

You have advised us that effective as of DATE, you will become the owner and licensee of television station CALL LETTERS at CITY, STATE.

Your signature in the space below will constitute your agreement that effective DATE, you have unconditionally assumed and will fully and faithfully perform all the duties and obligations imposed upon Station as set forth in that certain Television Affiliation Agreement, as amended, between OLD LICENSEE and CBS Affiliate Relations, A Division of CBS Inc., dated DATE, relating to the affiliation of television station CALL LETTERS AT CITY, STATE, with the CBS Television Network.

Further, you and we are in agreement with the understandings expressed in the Letter Agreement between CBS and OLD LICENSEE dated DATE, and will respectively adhere to such commitments.

Except as herein modified, all terms and conditions of both said Television Affiliation Agreement and Letter Agreement are hereby ratified and confirmed.


ACCEPTED AND AGREED:               Very truly yours,

NEW LICENSEE                       CBS AFFILIATE RELATIONS
                                   A Division of CBS Inc.


By______________________________   By________________________________

                            CBS TELEVISION NETWORK
                            A Division of CBS Inc.

                                ---------------

                             AFFILIATION AGREEMENT

                                ---------------

CBS TELEVISION NETWORK, A Division of CBS Inc., 51 West 52 Street, New York, New York 10019 ("CBS"), and YOUNG BROADCASTING OF SIOUX FALLS, INC., 501 SOUTH PHILLIPS AVENUE, SIOUX FALLS, SOUTH DAKOTA 57102 ("Broadcaster"), licensed to operate television station KDLO-TV AT FLORENCE, SOUTH DAKOTA on channel number 3 ("Affiliated Station"), hereby mutually covenant and agree, as of the 3RD day of APRIL, 1996, as follows:

1.  Offer, Acceptance and Delivery of Network Programs.

Broadcaster shall have a "first call" on CBS network television programs ("Network Programs") as follows:

   (a)  Offer of Network Programs.

   CBS shall offer to Broadcaster for broadcasting by Affiliated Station those Network Programs which are to be broadcast on a network basis by any television broadcast station licensed to operate in Affiliated Station's community of license.

   (b)  Acceptance of Network Programs.

   An offer (and similarly an acceptance) of a Network Program pursuant to the Television Affiliation Agreement between CBS and YOUNG BROADCASTING OF SIOUX FALLS, INC. relating to television station KELO-TV in SIOUX FALLS, SOUTH DAKOTA (herein "Originating Station") shall, during the term of the Agreement, also be deemed to be an offer (or acceptance, as the case may be) under the Agreement, unless the contrary is specified. Such acceptance shall constitute Broadcaster's agreement that Affiliated Station will broadcast such Network Program or Programs in accordance with the terms of this Agreement and of such offer, and so long as Affiliated Station so broadcasts such Network Program or Programs, CBS will not, subject to its rights in the program material, authorize the broadcast thereof on a network basis by any other television broadcast station licensed to operate in Affiliated Station's community of license; provided, however, that CBS shall have the right to authorize any television broadcast station, wherever licensed to operate, to broadcast any Network Program consisting of an address by the President of the United States of America on a subject of public importance or consisting of coverage of a matter of immediate national concern. If, as to any Network Program offered hereunder, Broadcaster does not notify CBS as provided for in this Paragraph l(b), Broadcaster shall have no rights with respect to such Network Program, and CBS may offer such Network Program on the same or different terms to any other television broadcast station or stations licensed to operate in Affiliated Station's community of license; provided, however, that, if any Network Program offered hereunder is accepted, by Affiliated Station, upon any other terms or conditions to which CBS agrees in writing, then the provisions of this Agreement shall apply to the broadcast of such Network Program except to the extent such provisions are expressly varied by the terms and conditions of such acceptance as so agreed to by CBS.

   (c) Delivery of Network Programs.

   Broadcaster shall arrange and pay for the installation and maintenance of interconnection facilities as may be necessary to enable Affiliated Station to simultaneously broadcast, pursuant to the Agreement, Network Programs broadcast by the Originating Station.

2. Payment to Broadcasters.

   Broadcaster shall submit to CBS in the manner requested by CBS such reports as CBS may reasonably request concerning the broadcasting of Network Programs by Affiliated Station.

   3.  Term and Termination.

   (a) Term.

  The term of this Agreement shall be the period commencing on THE DATE AFFILIATED STATION'S LICENSE IS TRANSFERRED TO BROADCASTER and expiring on OCTOBER 2, 2006; provided, however, that, unless Broadcaster or CBS shall notify the other at least six months prior to the expiration of the original period or any subsequent five-year period that the party giving such notice does not wish to have the term extended beyond such period, the term of this Agreement shall be automatically extended upon the expiration of the original period and each subsequent extension thereof for an additional period of five years. The term of the Agreement shall automatically terminate effective simultaneously with any expiration or termination of the term of the said Television Affiliation Agreement relating to Originating Station as specified in Paragraph l(b). Notwithstanding any provision of any offer or acceptance under Paragraph 1 hereof, upon the expiration or any termination of the term of this Agreement, Broadcaster shall have no right whatsoever to broadcast over Affiliated Station any Network Program.

   (b) Termination on Transfer of License or Interest in Broadcaster.

  Broadcaster shall notify CBS forthwith if any application is made to the Federal Communications Commission relating to a transfer either of any interest in Broadcaster or of Broadcaster's license for Affiliated Station. In the event that the proposed transferee is (i) an entity which owns, controls or has a five
(5) percent or greater equity interest in the ABC Television Network, the Fox Television Network, the NBC Television Network, or any successor of those networks ("the Competing Networks") or (ii) is an entity in which any owner, parent, subsidiary or affiliated entity of a Competing Network has a five (5) percent or greater equity interest, then CBS shall have the right to terminate this Agreement effective as of the effective date of any such transfer by giving Broadcaster notice thereof, within thirty (30) days after the date on which Broadcaster gives CBS notice of the making of such application. If the preceding sentence does not apply (in which case CBS shall have no termination right), or if CBS does not terminate the Agreement in accordance with the foregoing, Broadcaster shall, prior to the effective date of any such transfer of any interest in Broadcaster or of Broadcaster's license for Affiliated Station, and as a condition precedent to such transfer, procure and deliver to CBS, in the form attached as Exhibit A hereto, the agreement of the proposed transferee that, upon consummation of the transfer, the transferee will unconditionally assume and perform all obligations of Broadcaster under this Agreement. Upon delivery of said agreement to CBS, in form satisfactory to it, the provisions of this Agreement applicable to Broadcaster shall, effective upon the date of such transfer, be applicable to such transferee.

  Broadcaster's obligations to procure the assumption of this Agreement by any transferee of Affiliated Station as a condition precedent to such transfer shall be deemed to be of the essence of this Agreement; further, Broadcaster expressly recognizes that money damages will be inadequate to compensate CBS for the breach of such obligation, and that CBS shall accordingly be entitled to equitable relief to enforce the same.

  (c) Termination on Change of Transmitter Location, Power, Frequency or Hours of Operation of Affiliated Station.

Broadcaster shall notify CBS forthwith if application is made to the Federal Communications Commission to modify the transmitter location, power or frequency of Affiliated Station or Broadcaster plans to modify the hours of operation of Affiliated Station. CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, effective upon the effective date of such modification, by giving Broadcaster notice thereof within thirty (30) days after the date on which Broadcaster gives CBS notice of the application or plan for such modification. If Broadcaster fails to notify CBS as required herein, then CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, by giving Broadcaster thirty (30) days' notice thereof within thirty (30) days of the date on which CBS first learns of such application.

   (d) Termination in the Event of Bankruptcy.

  Upon one (1) month's notice, CBS may terminate this Agreement if a petition in bankruptcy is filed by or on behalf of Broadcaster, or Broadcaster otherwise takes advantage of any insolvency law, or an involuntary petition in bankruptcy is filed against Broadcaster and not dismissed within thirty (30) days thereafter, or if a receiver or trustee of any of Broadcaster's property is appointed at any time and such appointment is not vacated within thirty (30) days thereafter (it being understood that Broadcaster will have a similar right of termination upon the occurrence of any such event with respect to CBS).

   (e) Termination in the Event of Breach.

  Each party, effective upon notice to the other, may, in addition to its other rights, terminate this Agreement if any material representation, warranty or agreement of the other party contained in this Agreement has been breached.

4. Use of Network Programs.

   (a)  General.

   Broadcaster shall not broadcast any Network Program over Affiliated Station unless such Network Program has first been offered by CBS to Broadcaster for broadcasting over Affiliated Station and has been accepted by Broadcaster in accordance with this Agreement. Except with the prior written consent of CBS, Broadcaster shall neither sell any Network Program, in whole or in part, or any time therein, for sponsorship, nor otherwise use Network Programs except as specifically authorized in this Agreement. Affiliated Station shall not broadcast any commercial announcement or announcements during any interval, within a Network Program, which is designated by CBS to Affiliated Station as being for the sole purpose of making a station identification announcement. Broadcaster shall, with respect to each Network Program broadcast over Affiliated Station, broadcast such Network Program in its entirety (including but not limited to commercial announcements, billboards, credits, public service announcements promotional announcements and network identification), without interruption, alteration, compression, deletion or addition of any kind, from the beginning of the Network Program to the final system cue at the conclusion of the Network Program. Nothing herein shall be construed as preventing Broadcaster's deletion of (i) part of a Network Program in order to broadcast an emergency announcement or news bulletin; (ii) a promotional announcement for a Network Program not to be broadcast over Affiliated Station (provided that Affiliated Station shall broadcast an alternative promotional announcement for CBS network programming in place of the deleted promotional announcement); (iii) such words, phrases or scenes as Broadcaster, ln the reasonable exercise of its judgment, determines it would not be in the public interest to broadcast over Affiliated Station; provided, however, that Broadcaster shall not substitute for any material deleted pursuant to this clause (iii) any commercial or promotional announcement of any kind whatsoever; and provided further that Broadcaster shall notify CBS of every such deletion within 72 hours thereof. Broadcaster shall not, without CBS's prior written consent, authorize or permit any Network Program. recording, or other material furnished by CBS to Broadcaster or Affiliated Station hereunder to be recorded, duplicated, rebroadcast, retransmitted or otherwise used for any purpose whatsoever other than broadcasting by Affiliated Station as provided herein; except that Broadcaster may assert a right to carriage of Affiliated Station's signal by a cable system pursuant to the provisions of Section 4 of the Cable Consumer Protection and Competition Act of 1992 ("the 1992 Cable Act") and may, to the extent permitted by paragraph 4(b) hereof, grant consent to the retransmission of such signal by a cable system or other multichannel video programming distributor, as defined by said Act, pursuant to the provisions of Section 6 thereof.

   (b)  Retransmission Consent.

   Broadcaster may grant consent to the retransmission of Affiliated Station's signal by a cable system or other multichannel video programming distributor pursuant to the provisions of Section 6 of the 1992 Cable Act (hereafter "retransmission consent"), provided that one of the following conditions applies at the time retransmission consent is granted:

     (i) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted serves television homes within Affiliated Station's television market;

    (ii) the majority of television homes served by the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted are within a county or community in which Affiliated Station's signal is, and has been since October 5, 1992, "significantly viewed" as defined in Section 76.54 of the FCC's rules; or

   (iii) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted carried such signal on October 5, 1992, and does not receive such signal by satellite delivery.

   Notwithstanding anything to the contrary in the foregoing, in no case shall retransmission consent be granted to a television receive-only satellite service, or a direct broadcast satellite service, if Affiliated Station's signal is to be retransmitted by such service to television homes outside of Affiliated Station's television market other than "unserved household(s)," as that term is defined in Section 119(d) of Title 17, United States Code, as in effect on October 5,1992. For purposes of this paragraph, a station's "television market" shall be defined in the same manner as set forth in Sections 76.55(e) and 76.59 of the FCC's rules.

   (c)  Taped Recordings of Network Programs.

  When authorized to make a taped delayed broadcast of a Network Program, Broadcaster shall use Broadcaster-owned tape to record the Network Program when transmitted by CBS only for a single broadcast by Affiliated Station and shall erase the Program recorded on the tape within 24 hours of broadcasting the Network Program and observe any limitations which CBS may place on the exploitation of the Network Program so recorded and erased.

5. Rejection, Refusal, Substitution and Cancellation of Network Programs.

   (a)  Rights of Broadcaster and CBS.

   With respect to Network Programs offered to or already accepted hereunder by Broadcaster, nothing in this Agreement shall be construed to prevent or hinder:

        (i) Broadcaster from rejecting or refusing any such Network Program which Broadcaster reasonably believes to be unsatisfactory or unsuitable or contrary to the public interest, or from substituting a program which, in Broadcaster's opinion, is of greater local or national importance; or

       (ii) CBS from substituting one or more other Network Programs, in which event CBS shall offer such substituted program or programs to Broadcaster pursuant to the provisions of Paragraph 1 hereof; or

      (iii)  CBS from canceling one or more Network Programs.

   (b)  Notice.

   In the event of any such rejection, refusal, substitution or cancellation by either party hereto, such party shall notify the other thereof as soon as practicable by telex or by such computer-based communications system as CBS may develop for notifications of this kind. Notice given to CBS shall be addressed to CBS Affiliate Relations.

6. Disclosure of Information.

CBS shall endeavor in good faith, before furnishing any Network Program, to disclose to Broadcaster information of which CBS has knowledge concerning the inclusion of any matter in such Network Program for which any money, service or other valuable consideration is directly or indirectly paid or promised to, or charged or accepted by, CBS or any employee of CBS or any other person with whom CBS deals in connection with the production or preparation of such Network Program. As used in this Paragraph 6, the term "service or other valuable consideration" shall not include any service or property furnished without charge or at a nominal charge for use in, or in connection with, any Network Program "unless it is so furnished in consideration for an identification in a broadcast of any person, product, service, trademark, or brand name beyond an identification which is reasonably related to the use of such service or property on the broadcast," as such words are used in Section 317 of the Communications Act of 1934 as amended. The provisions of this Paragraph 6 requiring the disclosure of information shall not apply in any case where, because of a waiver granted by the Federal Communications Commission, an announcement is not required to be made under said Section 317. The inclusion in any such Network Program of an announcement required by said Section 317 shall constitute the disclosure to Broadcaster required by this Paragraph 6.

7. Indemnification.

CBS will indemnify Broadcaster from and against any and all claims, damages, liabilities, costs and expenses arising out of the broadcasting, pursuant to this Agreement, of Network Programs furnished by CBS to the extent that such claims, damages, liabilities, costs and expenses are (i) based upon alleged libel, slander, defamation, invasion of the right of privacy, or violation or infringement of copyright or literary or dramatic rights; (ii) based upon the broadcasting of Network Programs as furnished by CBS, without any deletions by Broadcaster; and (iii) not based upon any material added by Broadcaster to such Network Programs (as to which deletions and added material Broadcaster shall, to the like extent, indemnify CBS, all network advertisers, if any, on such Network Program, and the advertising agencies of such advertisers).

Furthermore, each party will so indemnify the other only if such other party gives the indemnifying party prompt notice of any claim or litigation to which its indemnity applies; it being agreed that the indemnifying party shall have the right to assume the defense of any or all claims or litigation to which its indemnity applies and that the indemnified party will cooperate fully with the indemnifying party in such defense and in the settlement of such claim or litigation. Except as herein provided to the contrary, neither Broadcaster nor CBS shall have any rights against the other party hereto for claims by third persons or for the non-operation of facilities or the non-furnishing of Network Programs for broadcasting if such non-operation or non-furnishing is due to failure of equipment, action or claims by any third person, labor dispute or any cause beyond such party's reasonable control.

8. News Reports Included in Affiliated Station's Local News Broadcasts.

   As provided in the agreements pertaining to CBS Newsnet and CBS regional news cooperatives (but as a separate obligation of this Affiliation Agreement as well), Broadcaster shall make available, on request by CBS News, coverage produced by Affiliated Station of news stories and breaking news events of national and/or regional interest, to CBS News and to regional news cooperatives operated by CBS News. Affiliated Station shall be compensated at CBS News' then-prevailing rates for material broadcast by CBS News or included in the national Newsnet service.

9. Non-Duplication of Network Programs.

  (a) For purposes of this paragraph, a television station's "Network Exclusivity Zone" shall mean the zone within thirty-five (35) miles of the station's reference points, or, in the case of a "small market television station," as defined in Section 76.92 of the FCC rules, the zone within 55 miles of said reference points; provided, however, that in no case shall the "Network Exclusivity Zone" include an area within the Area of Dominant Influence (ADI), as determined by Arbitron and published in the then-current edition of its Television ADI Market Guide, of another CBS Television Network Affiliate. A station's "reference points" for purposes of this paragraph shall be as defined in Section 73.658(m) of the FCC rules, and shall be deemed to include, with respect to a station in a hyphenated market, the reference points of each named community in that market.

  (b) Broadcaster shall be entitled to exercise, within Affiliated Station's Network Exclusivity Zone, the protection against duplication of network programming, as provided by Sections 76.92 through 76.97 of the FCC rules, with respect to a Network Program during the period beginning one (l) day before and ending seven (7) days after the delivery of such Network Program by CBS to Broadcaster; provided, however, that such right shall apply only to Network Programs broadcast in the live time period as offered or on no more than a one day delay as accepted by CBS; and provided further that nothing herein shall be deemed to preclude CBS from granting to any other broadcast television station licensed to any other community similar network non-duplication rights within that station's Network Exclusivity Zone, and Broadcaster's aforesaid right of network non-duplication shall not apply with respect to the transmission of the programs of another CBS affiliate (current or future) by a "community unit," as that term is defined by the rules of the FCC, located (wholly or partially) within the area in which Broadcaster's Network Exclusivity Zone overlaps the Network Exclusivity Zone of that other CBS affiliate.

   (c) In the event that Broadcaster's license for Affiliated Station or any interest in Broadcaster is transferred (other than pursuant to Section 73.3540(f) of the Federal Communications Commission's Rules and Regulations), the network non-duplication rights under this paragraph shall be subject to cancellation by CBS on six (6) months written notice. Any such cancellation by CBS shall not affect any of the other rights and obligations of the parties under this Agreement.

10. Assignment, Conveyance and Conditions for Use of Descramblers.
    Not applicable.


11. General.

   (a) As of the beginning of the term hereof, this Agreement takes the place of, and is substituted for, any and all television affiliation agreements heretofore existing between Broadcaster and CBS concerning Affiliated Station, subject only to the fulfillment of any obligations thereunder relating to events occurring prior to the beginning of the term hereof. This Agreement cannot be changed or terminated orally and no waiver by either Broadcaster or CBS of any breach of any provision hereof shall be or be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision of this Agreement.

   (b) The obligations of Broadcaster and CBS under this Agreement are subject to all applicable federal, state and local law, rules and regulations (including but not limited to the Communications Act of 1934 as amended and the Rules and Regulations of the Federal Communications Commission) and this Agreement and all matters or issues collateral thereto shall be governed by the law of the State of New York applicable to contracts performed entirely therein.

   (c) Neither Broadcaster nor CBS shall be or be deemed to be or hold itself out as the agent of the other under this Agreement.

   (d) Unless specified otherwise, all notices given hereunder shall be given in writing, by personal delivery, mail, telegram, telex system or private wire at the respective addresses of Broadcaster and CBS set forth above, unless either party at any time or times designates another address for itself by notifying the other party thereof by certified mail, in which case all notices to such party shall thereafter be given at its most recently so designated address. Notice given by mail shall be deemed given on the date of mailing thereof with postage prepaid. Notice given by telegram shall be deemed given on delivery of such telegram to a telegraph office with charges therefor prepaid or to be billed to the sender thereof. Notice given by private wire shall be deemed given on the sending thereof.

   (e) The titles of the paragraphs in this Agreement are for convenience only and shall not in any way affect the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


YOUNG BROADCASTING OF SIOUX FALLS, INC.        CBS TELEVISION NETWORK
                                               A Division of CBS Inc.


By__________________________________           By_______________________________

                                   EXHIBIT A

                            CBS TELEVISION NETWORK
                          SAMPLE ASSUMPTION AGREEMENT
                          ---------------------------

                                             DATE
NEW LICENSEE
CITY, STATE

Gentlemen:

You have advised us that effective as of Date, you will become the owner and licensee of television station CALL LETTERS AT CITY, STATE.

Your signature in the space below will constitute your agreement that effective Date, you have unconditionally assumed and will fully and faithfully perform all the duties and obligations imposed upon Station as set forth in that certain Television Affiliation Agreement, as amended, between OLD LICENSEE and CBS Affiliate Relations, A Division of CBS Inc., dated DATE, relating to the affiliation of television station Call Letters at City, State, with the CBS Television Network.

Except as herein modified, all terms and conditions of both said Television Affiliation Agreement and Letter Agreement are hereby ratified and confirmed.


ACCEPTED AND AGREED:              Very truly yours,

NEW LICENSEE                      CBS AFFILIATE RELATIONS
                                  A Division of CBS Inc.


By__________________________      By_________________________________

                            CBS TELEVISION NETWORK
                            ----------------------
                            A Division of CBS Inc.
                            ----------------------

                             AFFILIATION AGREEMENT

                                ---------------


CBS TELEVISION NETWORK, A Division of CBS Inc., 51 West 52 Street, New York, New York 10019 ("CBS"), and YOUNG BROADCASTING OF RAPID CITY, INC., BOX 9428, RAPID CITY, SOUTH DAKOTA 57709 ("Broadcaster"), licensed to operate television station KCLO-TV AT RAPID CITY,V, SOUTH DAKOTA on channel number 15 ("Affiliated Station"), hereby mutually covenant and agree, as of the 3rd day of APRIL, 1996. as follows:

1. Offer, Acceptance and Delivery of Network Programs.

Broadcaster shall have a "first call" on CBS network television programs ("Network Programs") as follows:

   (a)  Offer of Network Programs.

   CBS shall offer to Broadcaster for broadcasting by Affiliated Station those Network Programs which are to be broadcast on a network basis by any television broadcast station licensed to operate in Affiliated Station's community of license.

   (b)  Acceptance of Network Programs.

   As to any offer described in Paragraph l(a) of this Agreement, Broadcaster may accept such offer only by notifying CBS, by means of CBS's computer-based communications system, of such acceptance within 72 hours (exclusive of Saturdays, Sundays and holidays), or such longer period as CBS may specify therein, after such offer; provided, however, that, if the first broadcast referred to in such offer is scheduled to occur less than 72 hours after the making of the offer, Broadcaster shall notify CBS of the acceptance or rejection of such offer as promptly as possible and in any event prior to the first broadcast time specified in such offer. Such acceptance shall constitute Broadcaster's agreement that Affiliated Station will broadcast such Network Program or Programs in accordance with the terms of this Agreement and of such offer, and so long as Affiliated Station so broadcasts such Network Program or Programs, CBS will not, subject to its rights in the program material, authorize the broadcast thereof on a network basis by any other television broadcast station licensed to operate in Affiliated Station's community of license; provided, however, that CBS shall have the right to authorize any television broadcast station, wherever licensed to operate, to broadcast any Network Program consisting of an address by the President of the United States of America on a subject of public importance or consisting of coverage of a matter of immediate national concern. If, as to any Network Program offered hereunder, Broadcaster does not notify CBS as provided for in this Paragraph l(b), Broadcaster shall have no rights with respect to such Network Program, and CBS may offer such Network Program on the same or different terms to any other television broadcast station or stations licensed to operate in Affiliated

Station's community of license; provided, however, that, if any Network Program offered hereunder is accepted, by Affiliated Station, upon any other terms or conditions to which CBS agrees in writing, then the provisions of this Agreement shall apply tO the broadcast of such Network Program except to the extent such provisions are expressly varied by the terms and conditions of such acceptance as so agreed to

   (c)  Delivery of Network Programs.

   Any obligation of CBS to furnish Network Programs for broadcasting by Affiliated Station is subject to CBS's making of arrangements satisfactory to it for the delivery of Network Programs to Affiliated Station.

2. Payment tO Broadcasters.

   (a)  Definitions.
        (i) "Live Time Period" means the time period or periods specified by CBS in its initial offer of a Network Program to Broadcaster for the broadcast of such Network Program over Affiliated Station;
              (ii) "Affiliated Station's Network Rate" shall be $O and is used herein solely for purposes of computing payments by CBS to Broadcaster; (iii) "Commercial Availability" means a period of time made available by CBS during a Network Commercial Program for one or more Network Commercial Announcements or local cooperative commercial announcements; and (iv) "Network Commercial Announcements" means a commercial announcement broadcast over Affiliated Station during a Commercial Availability and paid for by or on behalf of one or more CBS advertisers, but does not include announcements consisting of billboards, credits, public service announcements, promotional announcements and announcements required by law.

   (b)  Payment for Broadcast of Programs.

   For each Network Commercial Program or portion thereof, except those specified in Paragraph 2(c) hereof, which is broadcast over Affiliated Station during the Live Time Period therefor and the Live Time Period for which is set forth in the table below, CBS shall pay Broadcaster the amount resulting from multiplying the following:

        (i)   Affiliated Station's Network Rate; by

        (ii) the percentage set forth below opposite such time period (which, unless otherwise specified, is expressed in Affiliated Station's then-current local time); by

        (iii) the fraction of an hour substantially occupied by such program or portion thereof; by

        (iv) the fraction of the aggregate length of all Commercial Availabilities during such program or portion thereof occupied by Network Commercial Announcements.

        Monday through Friday
              6:00 a.m. - 9:00 a.m.......................... 11.2%
              9:00 a.m. -11:00 a.m..........................   15%
             11:00 a.m. - 3:00 p.m..........................    6%
              3:00 p.m. - 5:00 p.m..........................   12%
              5:00 p.m. - 7:00 p.m..........................   15%
              7:00 p.m. -10:00 p.m..........................   28%
             10:00 p.m. -11:00 p.m..........................   15%

        Saturday
              7:00 a.m. - 8:00 a.m..........................    7%
              8:00 a.m. - 5:00 p.m..........................   12%
              5:00 p.m. - 7:00 p.m..........................   15%
              7:00 p.m. -10:00 p.m..........................   28%
             10:00 p.m. -11:00 p.m..........................   15%

        Sunday
             10:30 a.m. - 5:00 p.m..........................   12%
              5:00 p.m. - 6:00 p.m..........................   15%
              6:00 p.m. -10:00 p.m..........................   28%
             10:00 p.m. -11:00 p.m..........................   15%

For each Network Program or portion thereof, except those specified in Paragraph 2(c) hereof, which is broadcast by Affiliated Station during a time period other than the Live Time Period therefor and the Live Time Period for which is set forth in the table above, CBS shall pay Broadcaster as if Affiliated Station had broadcast such program or portion thereof during such Live Time Period, except that:

        (i) if the percentage set forth above opposite the time period during which Affiliated Station broadcast such program or portion thereof is less than that set forth opposite such Live Time Period, then CBS shall pay Broadcaster on the basis of the time period during which Affiliated Station broadcast such program or portion thereof; and

        (ii) if the time period or any portion thereof during which Affiliated Station broadcast such program is not set forth in the table above, then CBS shall pay Broadcaster in accordance with Paragraph 2(c) hereof.

   (c)  Payment for Broadcast of Other Programs.

   For the following programs, the percentages listed below (rather than those daypart percentages set forth in the table in Paragraph 2(b) hereinabove) shall be used in computing payment to Affiliated Station:

   Monday-Friday Daytime Game shows............................  15%

   Monday-Friday Continuing Dramas.............................   6%

   Monday-Friday Late Night Daypart...........40.0% per telecast for live clearance or 5.0%
                                                    per telecast for
                                                   delayed clearance

   Monday - Friday CBS EVENING NEWS............................   5%

   CBS Sports programs.........................................   0%

   CBS SUNDAY MORNING and FACE THE NATION......................   8%


   Notwithstanding the payment obligations set forth in Paragraph 2(b) above, CBS shall pay Broadcaster such amounts as specified in CBS's program offer for Network Programs broadcast by Affiliated Station consisting of (i) special event programs (including, but not limited to, such programs as awards programs, mini-series, movie specials, entertainment specials, special-time-period broadcasts of regularly-scheduled series, and news specials such as political conventions, election coverage, presidential inaugurations and related events), (ii) paid political programming, and (iii) programs for which CBS specified a Live Time Period, or which Affiliated Station broadcast during a time period, any portion of which is not set forth in the table above.

   (d)  Deduction.

   From the amounts otherwise payable to Broadcaster hereunder, there shall be deducted, for each week of the term of this Agreement, a sum equal to 168% of Affiliated Station's Network Rate.

   (e)  Changes in Rate.

   CBS may reduce Affiliated Station's Network Rate in connection with a re-evaluation and reduction of the Affiliated Station Network Rate of CBS's affiliated stations in general, by giving Affiliated Station at least thirty-days' prior notice of such reduction in Affiliated Station's Network Rate in which event Broadcaster may terminate this Agreement, effective as of the effective date of any such reduction, on not less than fifteen-days' prior notice to (CBS. In order to reflect differences in the importance of compensation payments to stations in markets of varying size, the size of any general reduction of the Network Rate of CBS's affiliated stations pursuant to this Paragraph 2(e) may vary to a reasonable degree according to each station's market-size category (i.e., 1-50,51-100,101-150 or 151+). Further, CBS agrees that in the event of such an across-the-board rate reduction, Affiliated Station's Network Rate shall be reduced accordingly until thirty days after the effective date of the reduction, at which time, unless an additional corresponding benefit of equal value has accrued to the station, the Network Rate shall be restored to the previous level and a retroactive adjustment shall be made to make up the compensation difference.

   (f)  Time of Payment.

        CBS shall make the payments hereunder reasonably promptly after the end of each four-week or five-week accounting period of CBS for Network Commercial Programs broadcast during such accounting period.

   (g) Reports.

   Broadcaster shall submit to CBS in the manner requested by CBS such reports as CBS may reasonably request concerning the broadcasting of network programs by affiliated station.

3. Term and Termination.

   (a) Term.

  The term of this Agreement shall be the period commencing on THE DATE AFFILIATED STATION'S LICENSE IS TRANSFERRED TO BROADCASTER and expiring on OCTOBER 2, 2006; provided, however, that, unless broadcaster or cbs shall notify the other at least six months prior to the expiration of the original period or any subsequent five-year period that the party giving such notice does not wish to have the term extended beyond such period, the term of this Agreement shall be automatically extended upon the expiration of the original period and each subsequent extension thereof for an additional period of five years. Notwithstanding any provision of any offer or acceptance under Paragraph 1 hereof, upon the expiration or any termination of the term of this Agreement, Broadcaster shall have no right whatsoever to broadcast over Affiliated Station any Network Program.

   (b)  Termination on Transfer of License or Interest in Broadcaster.

   Broadcaster shall notify CBS forthwith if any application is made to the Federal Communications Commission relating to a transfer either of any interest in Broadcaster or of Broadcaster's license for Affiliated Station. In the event that the proposed transferee is (i) an entity which owns, controls or has a five
(5) percent or greater equity interest in the ABC Television Network, the Fox Television Network, the NBC Television Network, or any successor of those networks ("the Competing Networks") or (ii) is an entity in which any owner, parent, subsidiary or affiliated entity of a Competing Network has a five (5) percent or greater equity interest, then CBS shall have the right to terminate this Agreement effective as of the effective date of any such transfer by giving Broadcaster notice thereof, within thirty (30) days after the date on which Broadcaster gives CBS notice of the making of such application. If the preceding sentence does not apply (in which case CBS shall have no termination right), or if CBS does not terminate the Agreement in accordance with the foregoing, Broadcaster shall, prior to the effective date of any such transfer of any interest in Broadcaster or of Broadcaster's license for Affiliated Station, and as a condition precedent to such transfer, procure and deliver to CBS, in the form attached as Exhibit A hereto, the agreement of the proposed transferee that, upon consummation of the transfer, the transferee will unconditionally assume and perform all obligations of Broadcaster under this Agreement. Upon delivery of said agreement to CBS, in form satisfactory to it, the provisions of this Agreement applicable to Broadcaster shall, effective upon the date of such transfer, be applicable to such transferee.

   Broadcaster's obligations to procure the assumption of this Agreement by any transferee of Affiliated Station as a condition precedent to such transfer shall be deemed to be of the essence of this Agreement; further, Broadcaster expressly recognizes that money damages will be inadequate to compensate CBS for the breach of such obligation, and that CBS shall accordingly be entitled to equitable relief to enforce the same.

  (c) Termination on Change of Transmitter Location, Power, Frequency or Hours of Operation of Affiliated Station.

   Broadcaster shall notify CBS forthwith if application is made to the Federal Communications Commission to modify the transmitter location, power or frequency of Affiliated Station or Broadcaster plans to modify the hours of operation of Affiliated Station. CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, effective upon the effective date of such modification, by giving Broadcaster notice thereof within thirty (30) days after the date on which Broadcaster gives CBS notice of the application or plan for such modification. If Broadcaster fails to notify CBS as required herein, then CBS shall have the right to terminate this Agreement, only if the Affiliated Station is of less value to CBS as a network outlet than it is as of the effective date of this Agreement, by giving Broadcaster thirty (30) days' notice thereof within thirty (30) days of the date on which CBS first learns of such application.

   (d)  Termination in the Event of Bankruptcy.

   Upon one (1) month's notice, CBS may terminate this Agreement if a petition in bankruptcy is filed by or on behalf of Broadcaster, or Broadcaster otherwise takes advantage of any insolvency law, or an involuntary petition in bankruptcy is filed against Broadcaster and not dismissed within thirty (30) days thereafter, or if a receiver or trustee of any of Broadcaster's property is appointed at any time and such appointment is not vacated within thirty (30) days thereafter (it being understood that Broadcaster will have a similar right of termination upon the occurrence of any such event with respect to CBS).

   (e)  Termination in the Event of Breach.

   Each party, effective upon notice to the other, may, in addition to its other rights, terminate this Agreement if any material representation, warranty or agreement of the other party contained in this Agreement has been breached.

4. Use of Network Programs.

   (a)  General.

   Broadcaster shall not broadcast any Network Program over Affiliated Station unless such Network Program has first been offered by CBS to Broadcaster for broadcasting over Affiliated Station and has been accepted by Broadcaster in accordance with this Agreement. Except with the prior written consent of CBS, Broadcaster shall neither sell any Network Program, in whole or in part, or any time therein, for sponsorship, nor otherwise use Network Programs except as specifically authorized in this Agreement. Affiliated Station shall not broadcast any commercial announcement or announcements during any interval, within a Network Program, which is designated by CBS to Affiliated Station as being for the sole purpose of making a station identification announcement. Broadcaster shall, with respect to each Network Program broadcast over Affiliated Station, broadcast such Network Program in its entirety (including but not limited to commercial announcements, billboards, credits, public service announcements, promotional announcements and network identification), without interruption, alteration, compression, deletion or addition of any kind, from the beginning of the Network Program to the final system cue at the conclusion of the Network Program. Nothing herein shall be construed as preventing Broadcaster's deletion of (i) part of a Network Program in order to broadcast an emergency announcement or news bulletin; (ii) a promotional announcement for a Network Program not to be broadcast over Affiliated Station (provided that Affiliated Station shall broadcast an alternative promotional announcement for CBS network programming in place of the deleted promotional announcement); (iii) such words, phrases or scenes as Broadcaster, in the reasonable exercise of its judgment, determines it would not be in the public interest to broadcast over Affiliated Station; provided, however, that Broadcaster shall not substitute for any material deleted pursuant to this clause (iii) any commercial or promotional announcement of any kind whatsoever; and provided further that Broadcaster shall notify CBS of every such deletion within 72 hours thereof. Broadcaster shall not, without CBS's prior written consent, authorize or permit any Network Program, recording, or other material furnished by CBS to Broadcaster or Affiliated Station hereunder to be recorded, duplicated, rebroadcast, retransmitted or otherwise used for any purpose whatsoever other than broadcasting by Affiliated Station as provided herein; except that Broadcaster may assert a right to carriage of Affiliated Station's signal by a cable system pursuant to the provisions of Section 4 of the Cable Consumer Protection and Competition Act of 1992 ("the 1992 Cable Act") and may, to the extent permitted by paragraph 4(b) hereof, grant consent to the retransmission of such signal by a cable system or other multichannel video programming distributor, as defined by said Act, pursuant to the provisions of Section 6 thereof.

   (b)  Retransmission Consent.

   Broadcaster may grant consent to the retransmission of Affiliated Station's signal by a cable system or other multichannel video programming distributor pursuant to the provisions of Section 6 of the 1992 Cable Act (hereafter "retransmission consent"), provided that one of the following conditions applies at the time retransmission consent is granted:

   (i) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted serves television homes within Affiliated Station's television market;

   (ii) the majority of television homes served by the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted are within a county or community in which Affiliated Station's signal is, and has been since October 5,1992, "significantly viewed" as defined in Section 76.54 of the FCC's rules; or

   (iii) the cable system or other multichannel program service on which Affiliated Station's signal is to be retransmitted carried such signal on October 5, 1992, and does not receive such signal by satellite delivery.

   Notwithstanding anything to the contrary in the foregoing, in no case shall retransmission consent be granted to a television receive-only satellite service, or a direct broadcast satellite service, if Affiliated Station's signal is to be retransmitted by such service to television homes outside of Affiliated Station's television market other than "unserved household(s)," as that term is defined in Section 119(d) of Title 17,

United States Code, as in effect on October 5,1992. For purposes of this paragraph, a station's "television market" shall be defined in the same manner as set forth in Sections 76.55(e) and 76.59 of the FCC's rules.

   (c)  Taped Recordings of Network Programs.

   When authorized to make a taped delayed broadcast of a Network Program, Broadcaster shall use Broadcaster-owned tape to record the Network Program when transmitted by CBS only for a single broadcast by Affiliated Station and shall erase the Program recorded on the tape within 24 hours of broadcasting the Network Program and observe any limitations which CBS may place on the exploitation of the Network Program so recorded and erased.

5. Rejection, Refusal, Substitution and Cancellation of Network Programs.

   (a)  Rights of Broadcaster and CBS.

   With respect to Network Programs offered to or already accepted hereunder by Broadcaster nothing in this Agreement shall be construed to prevent or hinder:

        (i) Broadcaster from rejecting or refusing any such Network Program which Broadcaster reasonably believes to be unsatisfactory or unsuitable or contrary to the public interest, or from substituting a program which, in Broadcaster's opinion, is of greater local or national importance; or

        (ii) CBS from substituting one or more other Network Programs, in which event CBS shall offer such substituted program or programs to Broadcaster pursuant to the provisions of Paragraph 1 hereof; or

        (iii) CBS from canceling one or more Network Programs.

   (b)  Notice.

   In the event of any such rejection, refusal, substitution or cancellation by either party hereto, such party shall notify the other thereof as soon as practicable by telex or by such computer-based communications system as CBS may develop for notifications of this kind. Notice given to CBS shall be addressed to CBS Affiliate Relations.

6. Disclosure of Information.

CBS shall endeavor in good faith, before furnishing any Network Program, to disclose to Broadcaster information of which CBS has knowledge concerning the inclusion of any matter in such Network Program for which any money, service or other valuable consideration is directly or indirectly paid or promised to, or charged or accepted by, CBS or any employee of CBS or any other person with whom CBS deals in connection with the production or preparation of such Network Program. As used in this Paragraph 6, the term "service or other valuable consideration" shall not include any service or property furnished without charge or at a nominal charge for use in, or in connection with, any Network Program

"unless it is so furnished in consideration for an identification in a broadcast of any person, product, service, trademark, or brand name beyond an identification which is reasonably related to the use of such service or property on the broadcast," as such words are used in Section 317 of the Communications Act of 1934 as amended. The provisions of this Paragraph 6 requiring the disclosure of information shall not apply in any case where, because of a waiver granted by the Federal Communications Commission, an announcement is not required to be made under said Section 317. The inclusion in any such Network Program of an announcement required by said Section 317 shall constitute the disclosure to Broadcaster required by this Paragraph 6.

7. Indemnification.

CBS will indemnify Broadcaster from and against any and all claims, damages, liabilities, costs and expenses arising out of the broadcasting, pursuant to this Agreement, of Network Programs furnished by CBS to the extent that such claims, damages, liabilities, costs and expenses are (i) based upon alleged libel, slander, defamation, invasion of the right of privacy, or violation or infringement of copyright or literary or dramatic rights; (ii) based upon the broadcasting of Network Programs as furnished by CBS, without any deletions by Broadcaster; and (iii) not based upon any material added by Broadcaster to such Network Programs (as to which deletions and added material Broadcaster shall, to the like extent, indemnify CBS, all network advertisers, if any, on such Network Program, and the advertising agencies of such advertisers). Furthermore, each party will so indemnify the other only if such other party gives the indemnifying party prompt notice of any claim or litigation to which its indemnity applies; it being agreed that the indemnifying party shall have the right to assume the defense of any or all claims or litigation to which its indemnity applies and that the indemnified party will cooperate fully with the indemnifying party in such defense and in the settlement of such claim or litigation. Except as herein provided to the contrary, neither Broadcaster nor CBS shall have any rights against the other party hereto for claims by third persons or for the non-operation of facilities or the non-furnishing of Network Programs for broadcasting if such non-operation or non-furnishing is due to failure of equipment, action or claims by any third person, labor dispute or any cause beyond such party's reasonable control.

8. News Reports Included in Affiliated Station's Local News Broadcasts.

   As provided in the agreements pertaining to CBS Newsnet and CBS regional news cooperatives (but as a separate obligation of this Affiliation Agreement as well), Broadcaster shall make available, on request by CBS News, coverage produced by Affiliated Station of news stories and breaking news events of national and/or regional interest, to CBS News and to regional news cooperatives operated by CBS News. Affiliated Station shall be compensated at CBS News' then-prevailing rates for material broadcast by CBS News or included in the national Newsnet service.

9. Non-Duplication of Network Programs.

  (a) For purposes of this paragraph, a television station's "Network Exclusivity Zone" shall mean the zone within thirty-five (35) miles of the station's reference points, or, in the case of a "small market television station," as defined in Section 76.92 of the FCC rules, the zone within 55 miles of said reference points; provided, however, that in no case shall the "Network Exclusivity Zone" include an area within the Designated Market Area ("DMA"), as most recently determined by the A. C. Nielsen Company, of another CBS Television Network Affiliate. A station's "reference points" for purposes of this paragraph shall be as defined in Section 73.658(m) of the FCC rules, and shall be deemed to include, with respect to a station in a hyphenated market, the reference points of each named community in that market.

  (b) Broadcaster shall be entitled to exercise, within Affiliated Station's Network Exclusivity Zone, the protection against duplication of network programming, as provided by Sections 76.92 through 76.97 of the FCC rules, with respect to a Network Program during the period beginning one (l) day before and ending seven (7) days after the delivery of such Network Program by CBS to Broadcaster; provided, however, that such right shall apply only to Network Programs broadcast in the live time period as offered or on no more than a one day delay as accepted by CBS; and provided further that nothing herein shall be deemed to preclude CBS from granting to any other broadcast television station licensed to any other community similar network non-duplication rights within that station's Network Exclusivity Zone, and Broadcaster's aforesaid right of network non-duplication shall not apply with respect to the transmission of the programs of another CBS affiliate (current or future) by a "community unit," as that term is defined by the rules of the FCC, located (wholly or partially) within the area in which Broadcaster's Network Exclusivity Zone overlaps the Network Exclusivity Zone of that other CBS affiliate.

  (c) In the event that Broadcaster's license for Affiliated Station or any interest in Broadcaster is transferred (other than pursuant to Section 73.3540(f) of the Federal Communications Commission's Rules and Regulations), the network non-duplication rights under this paragraph shall be subject to cancellation by CBS on six (6) months written notice. Any such cancellation by CBS shall not affect any of the other rights and obligations of the parties under this Agreement.

10. Assignment, Conveyance and Conditions for Use of Descramblers.

    Not applicable.

11. General

  (a) As of the beginning of the term hereof, this Agreement takes the place of, and is substituted for, any and all television affiliation agreements heretofore existing between Broadcaster and CBS concerning Affiliated Station, subject only to the fulfillment of any obligations thereunder relating to events occurring prior to the beginning of the term hereof. This Agreement cannot be changed or terminated orally and no waiver by either Broadcaster or CBS of any breach of any provision hereof shall be or be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision of this Agreement.

  (b) The obligations of Broadcaster and CBS under this Agreement are subject to all applicable federal, state and local law, rules and regulations (including but not limited to the Communications Act of 1934 as amended and the Rules and Regulations of the Federal Communications Commission) and this

Agreement and all matters or issues collateral thereto shall be governed by the law of the State of New York applicable to contracts performed entirely therein.

  (c) Neither Broadcaster nor CBS shall be or be deemed to be or hold itself out as the agent of the other under this Agreement.

  (d) Unless specified otherwise, all notices given hereunder shall be given in writing, by personal delivery, mail, telegram, telex system or private wire at the respective addresses of Broadcaster and CBS set forth above, unless either party at any time or times designates another address for itself by notifying the other party thereof by certified mail, in which case all notices to such party shall thereafter be given at its most recently so designated address. Notice given by mail shall be deemed given on the date of mailing thereof with postage prepaid. Notice given by telegram shall be deemed given on delivery of such telegram to a telegraph office with charges therefor prepaid or to be billed to the sender thereof. Notice given by private wire shall be deemed given on the sending thereof.

  (e) The titles of the paragraphs in this Agreement are for convenience only and shall not in any way affect the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


YOUNG BROADCASTING OF RAPID CITY, INC.    CBS TELEVISION NETWORK
                                          A Division of CBS Inc.


By___________________________             By______________________________

                                   EXHIBIT A

                            CBS TELEVISION NETWORK
                          SAMPLE ASSUMPTION AGREEMENT
                          ---------------------------


                                                           DATE

NEW LICENSEE
CITY, STATE

Gentlemen:

You have advised us that effective as of Date, you will become the owner and licensee of television station Call Letters at City, State.

Your signature in the space below will constitute your agreement that effective Date, you have unconditionally assumed and will fully and faithfully perform all the duties and obligations imposed upon Station as set forth in that certain Television Affiliation Agreement, as amended, between OLD LICENSEE and CBS Affiliate Relations, A Division of CBS Inc., dated Date, relating to the affiliation of television station Call Letters at City, State, with the CBS Television Network.

Except as herein modified, all terms and conditions of both said Television Affiliation Agreement and Letter Agreement are hereby ratified and confirmed.


ACCEPTED AND AGREED:              Very truly yours,

NEW LICENSEE                      CBS AFFILIATE RELATIONS
                                  A Division of CBS Inc.


By____________________            By____________________________